SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported) : September 29, 2006

                          Commission File No. 000-49628

                           TELEPLUS ENTERPRISES, INC.

             (Exact name of registrant as specified in its charter)

                  Nevada                            98-0045023
                  ------                            ----------
      (State or other jurisdiction of    (IRS Employer Identification No.)
      incorporation or organization)

       7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
       -------------------------------------------------------------------
                    (Address of principal executive offices)

                                  514-344-0778
                                  ------------
                           (Issuer telephone number)

                                       N/A
                                       ---
                            (Former Name and Address)

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
           AUDIT REPORT OR COMPLETED INTERIM REVIEW

On August 18, 2006, the Company reported in Item 4.02 of Form 8-K that the Company would be amending, in the near future, previously issued quarterly reports filed on Form 10-QSB for periods ended on March 31, 2006, September 30, 2005 and June 30, 2005 as well as its annual report filed on Form 10-KSB for the year ended December 31, 2005. The Company is filing this Amendment No. 1 to Form 8-K to further clarify the information it filed on the Form 8-K of August 18, 2006.

The Audit Committee of the Company and the Company, upon knowledge of the factors that would lead to the Company's restatement of prior period reports, acted promptly to determine the effect on the disclosure controls and procedures of the Company.

In evaluating these controls and procedures, the Audit Committee has established additional protocols for certifying officers, senior management, the independent registered accounting firm as well as the Company's accounting and finance staff to monitor closely, new accounting pronouncements that impact the Company's financial statements. This includes continuing education of its staff including review of new pronouncements and awareness of those pronouncements being discussed, and the evaluation of their impact on the financial statements and management's discussion and analysis.

The Audit Committee and the Company has also engaged an independent consultant to assist the Company in its reporting process and period-end and annual closings. These additional disclosure controls and procedures will provide the Company greater assurances and accuracy in the future. The Audit Committee plans on monitoring these new protocols at their meetings.

Furthermore, please note that an authorized officer of the Company, discussed the matters pursuant to Item 4.02 of the August 18, 2006 Form 8-K with the Company's independent registered public accounting firm.

The Company also hereby acknowledges that:

      o the Company is responsible for the adequacy and accuracy of the disclosure in the filings;

      o staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filings; and

      o the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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

Teleplus Enterprises, Inc.

September 29, 2006                     /s/  Marius  Silvasan
                                       -----------------------------------------
                                       Marius Silvasan
                                       Chief Executive Officer

September 29, 2006                     /s/  Robert Krebs
                                       -----------------------------------------
                                       Robert Krebs
                                       Chief Financial Officer

September 29, 2006                     /s/  Tom Davis
                                       -----------------------------------------
                                       Tom Davis
                                       Chief Operating Officer

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